Exhibit 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

     In  connection  with  the  Quarterly  Report of AFG Investment Trust C (the
"Trust"), on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Trust's Managing Trustee, hereby certifies pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1) the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

                    /s/  Gary  D.  Engle
                    --------------------
                    Gary  D.  Engle
President of AFG ASIT Corporation, the Managing Trustee of the Trust (Principal Executive Officer)
                    August  19,  2002